INCOME TAXES	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

The components of income tax expense (benefit) were as follows (dollars in millions):

	2014	2013	2012
Current tax expense	$15.6	$8.2	$12.5
Deferred tax expense	143.6	120.1	93.7
Tax expense on period income	159.2	128.3	106.2
Tax expense related to the sale of CLIC	14.2	—	—
Deferred taxes on expired capital loss carryforwards	—	159.4	—
Change in valuation allowance	(48.8)	(472.1)	(171.5)
Other items	(.9)	11.2	—
Total income tax expense (benefit)	$123.7	$(173.2)	$(65.3)

A reconciliation of the U.S. statutory corporate tax rate to the estimated annual effective rate reflected in the consolidated statement of operations is as follows:

	2014	2013	2012
U.S. statutory corporate rate	35.0%	35.0%	35.0%
Valuation allowance	(27.9)	(154.9)	(110.1)
Expired capital loss carryforwards (which were fully offset by a corresponding reduction in the valuation allowance)	—	52.3	—
Non-taxable income and nondeductible benefits, net	(.9)	5.0	32.3
State taxes	1.5	1.9	1.4
Impact of the sale of CLIC	66.3	—	—
Other items	(3.4)	3.9	(.5)
Effective tax rate	70.6%	(56.8)%	(41.9)%

The components of the Company's income tax assets and liabilities are summarized below (dollars in millions):

	2014	2013
Deferred tax assets:
Net federal operating loss carryforwards	$1,048.4	$1,240.2
Net state operating loss carryforwards	15.2	20.0
Tax credits	47.2	43.9
Capital loss carryforwards	—	13.4
Investments	59.7	74.3
Insurance liabilities	585.9	723.8
Other	67.3	64.7
Gross deferred tax assets	1,823.7	2,180.3
Deferred tax liabilities:
Present value of future profits and deferred acquisition costs	(320.5)	(306.8)
Accumulated other comprehensive income	(457.4)	(405.5)
Gross deferred tax liabilities	(777.9)	(712.3)
Net deferred tax assets before valuation allowance	1,045.8	1,468.0
Valuation allowance	(246.0)	(294.8)
Net deferred tax assets	799.8	1,173.2
Current income taxes accrued	(41.1)	(26.0)
Income tax assets, net	$758.7	$1,147.2

Our income tax expense includes deferred income taxes arising from temporary differences between the financial reporting and tax bases of assets and liabilities, capital loss carryforwards and NOLs. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply in the years in which temporary differences are expected to be recovered or paid.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in earnings in the period when the changes are enacted.

A reduction of the net carrying amount of deferred tax assets by establishing a valuation allowance is required if, based on the available evidence, it is more likely than not that such assets will not be realized. In assessing the need for a valuation allowance, all available evidence, both positive and negative, shall be considered to determine whether, based on the weight of that evidence, a valuation allowance for deferred tax assets is needed. This assessment requires significant judgment and considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of carryforward periods, our experience with operating loss and tax credit carryforwards expiring unused, and tax planning strategies. We evaluate the need to establish a valuation allowance for our deferred income tax assets on an ongoing basis. The realization of our deferred tax assets depends upon generating sufficient future taxable income of the appropriate type during the periods in which our temporary differences become deductible and before our life and non-life NOLs expire.

Based on our assessment, it appears more likely than not that $799.8 million of our total deferred tax assets of $1,045.8 million will be realized through future taxable earnings. Accordingly, we have established a deferred tax valuation allowance of $246.0 million at December 31, 2014. We will continue to assess the need for a valuation allowance in the future. If future results are less than projected, an increase to the valuation allowance may be required to reduce the deferred tax asset, which could have a material impact on our results of operations in the period in which it is recorded.

We use a deferred tax valuation model to assess the need for a valuation allowance. Our model is adjusted to reflect changes in our projections of future taxable income including changes resulting from investment trading strategies, reinsurance transactions and the impact of the sale of CLIC. Our estimates of future taxable income are based on evidence we consider to be objective and verifiable.

At December 31, 2014, our projection of future taxable income for purposes of determining the valuation allowance is based on our adjusted average annual taxable income for the last three years plus: (i) a 3 percent core growth factor (consistent with the prior year assumption); and (ii) an additional 1 percent increase which primarily reflects the impact of the investment trading strategies completed in 2013 (which grade off over time). The aggregate 4 percent factor is used to increase taxable income annually over the next five years, and level taxable income is assumed thereafter. In the projections used for our December 31, 2014 analysis, our three year average taxable income increased to approximately $320 million, compared to $315 million in our prior projections. Approximately $50 million of the current three year average relates to non-life taxable income and $270 million relates to life income.

Based on our assessment, we recognized a reduction to the allowance for deferred tax assets of $48.8 million in 2014. We have evaluated the recovery of our deferred tax assets and assessed the effect of limitations and/or interpretations on their value and have concluded that it is more likely than not that the value recognized will be fully realized in the future.

Changes in our valuation allowance are summarized as follows (dollars in millions):

Balance, December 31, 2011	$938.4
Decrease in 2012	(171.5)	(a)
Balance, December 31, 2012	766.9
Decrease in 2013	(472.1)	(b)
Balance, December 31, 2013	294.8
Decrease in 2014	(48.8)	(c)
Balance, December 31, 2014	$246.0
___________________

(a)	The 2012 reduction to the deferred tax valuation allowance primarily resulted from the impact of recent higher levels of income when projecting future taxable income.

(b)
The 2013 reduction to the deferred tax valuation allowance primarily resulted from the impact of higher levels of income on projected future taxable income, the expiration of capital loss carryforwards, a settlement with the Internal Revenue Service (the "IRS") related to the classification of a portion of the cancellation of indebtedness income and the execution of certain investment trading strategies.

(c)	The 2014 reduction to the deferred tax valuation allowance primarily resulted from tax examination adjustments and the tax gain on the sale of CLIC.

Recovery of our deferred tax asset is dependent on achieving the level of future taxable income projected in our deferred tax valuation model and failure to do so could result in an increase in the valuation allowance in a future period.  Any future increase in the valuation allowance may result in additional income tax expense and reduce shareholders' equity, and such an increase could have a significant impact upon our earnings in the future.

The Internal Revenue Code (the "Code") limits the extent to which losses realized by a non-life entity (or entities) may offset income from a life insurance company (or companies) to the lesser of:  (i) 35 percent of the income of the life insurance company; or (ii) 35 percent of the total loss of the non-life entities (including NOLs of the non-life entities).  There is no similar limitation on the extent to which losses realized by a life insurance entity (or entities) may offset income from a non-life entity (or entities). This limitation is the primary reason a valuation allowance for non-life NOL carryforwards is required.

Section 382 of the Code imposes limitations on a corporation's ability to use its NOLs when the company undergoes an ownership change.  Future transactions and the timing of such transactions could cause an ownership change for Section 382 income tax purposes.  Such transactions may include, but are not limited to, additional repurchases under our securities repurchase program, issuances of common stock and acquisitions or sales of shares of CNO stock by certain holders of our shares, including persons who have held, currently hold or may accumulate in the future five percent or more of our outstanding common stock for their own account.  Many of these transactions are beyond our control.  If an additional ownership change were to occur for purposes of Section 382, we would be required to calculate an annual restriction on the use of our NOLs to offset future taxable income.  The annual restriction would be calculated based upon the value of CNO's equity at the time of such ownership change, multiplied by a federal long-term tax exempt rate (2.80 percent at December 31, 2014), and the annual restriction could limit our ability to use a substantial portion of our NOLs to offset future taxable income.  We regularly monitor ownership change (as calculated for purposes of Section 382) and, as of December 31, 2014, we were below the 50 percent ownership change level that would trigger further impairment of our ability to utilize our NOLs.

On January 20, 2009, the Company's Board of Directors adopted a Section 382 Rights Agreement designed to protect shareholder value by preserving the value of our tax assets primarily associated with tax NOLs under Section 382. The Section 382 Rights Agreement was adopted to reduce the likelihood of an ownership change occurring by deterring the acquisition of stock that would create "5 percent shareholders" as defined in Section 382. On December 6, 2011, the Company's Board of Directors amended the Section 382 Rights Agreement to, among other things, (i) extend the final expiration date of the Amended Rights Agreement to December 6, 2014, (ii) update the purchase price of the rights described below, (iii) provide for a new series of preferred stock relating to the rights that is substantially identical to the prior series of preferred stock, (iv) provide for a 4.99 percent ownership threshold relating to any Company 382 Securities (as defined below), and amend other provisions to reflect best practices for tax benefit preservation plans, including updates to certain definitions. On November 13, 2014, the Company entered into the Second Amended and Restated Section 382 Rights Agreement which extends the final expiration date of the Amended Section 382 Rights Agreement to December 31, 2017, updates the purchase price of the Rights and provides for a new series of preferred stock relating to the Rights that is substantially identical to the prior series of preferred stock. The Company expects to submit the Second Amended Rights Agreement to the Company’s stockholders for approval at the Company’s 2015 annual meeting.

Under the Section 382 Rights Agreement, one right was distributed for each share of our common stock outstanding as of the close of business on January 30, 2009 and for each share issued after that date. Pursuant to the Amended Section 382 Rights Agreement, if any person or group (subject to certain exemptions) becomes an owner of more than 4.99 percent of the Company's outstanding common stock (or any other interest in the Company that would be treated as "stock" under applicable Section 382 regulations) without the approval of the Board of Directors, there would be a triggering event causing significant dilution in the voting power and economic ownership of that person or group. Shareholders who held more than 4.99 percent of the Company's outstanding common stock as of December 6, 2011 will trigger a dilutive event only if they acquire additional shares exceeding one percent of our outstanding shares without prior approval from the Board of Directors.

On May 11, 2010, our shareholders approved an amendment to CNO's certificate of incorporation designed to prevent certain transfers of common stock which could otherwise adversely affect our ability to use our NOLs (the "Original Section 382 Charter Amendment"). Subject to the provisions set forth in the Original Section 382 Charter Amendment, transfers of our common stock would be void and of no effect if the effect of the purported transfer would be to: (i) increase the direct or indirect ownership of our common stock by any person or public group (as such term is defined in the regulations under Section 382) from less than 5% to 5% or more of our common stock; (ii) increase the percentage of our common stock owned directly or indirectly by a person or public group owning or deemed to own 5% or more of our common stock; or (iii) create a new public group.

On May 8, 2013, our shareholders approved an amendment (the “Extended Section 382 Charter Amendment”) to CNO’s certificate of incorporation to: (i) extend the term of the Original Section 382 Charter Amendment for three years until December 31, 2016, (ii) provide for a 4.99% percent ownership threshold relating to our stock, and (iii) amend certain other provisions of the Original Section 382 Charter Amendment, including updates to certain definitions, for consistency with the Amended Section 382 Rights Agreement.

As of December 31, 2014, we had $3.0 billion of federal NOLs. The following table summarizes the expiration dates of our loss carryforwards assuming the IRS ultimately agrees with the position we have taken with respect to the loss on our investment in Conseco Senior Health Insurance Company ("CSHI") (dollars in millions):

Year of expiration	Net operating loss carryforwards		Total loss
	Life	Non-life	carryforwards
2022	$112.1	$—	$112.1
2023	742.6	1,983.0	2,725.6
2025	—	91.5	91.5
2026	—	207.4	207.4
2027	—	4.9	4.9
2028	—	203.7	203.7
2029	—	146.6	146.6
2032	—	44.0	44.0
Subtotal	854.7	2,681.1	3,535.8
Less:
Unrecognized tax benefits	(342.9)	(197.4)	(540.3)
Total	$511.8	$2,483.7	$2,995.5

We had deferred tax assets related to NOLs for state income taxes of $15.2 million and $20.0 million at December 31, 2014 and 2013, respectively.  The related state NOLs are available to offset future state taxable income in certain states through 2025.

We recognized an $878 million ordinary loss on our investment in CSHI which was worthless when it was transferred to an independent trust in 2008. Of this loss, $742 million has been reported as a life loss and $136 million as a non-life loss. The IRS disagreed with our ordinary loss treatment and believes that it should be treated as a capital loss, subject to a five year carryover. We are seeking resolution of this matter through early referral to appeals, a process that seeks to resolve disputes with the IRS. If the IRS position is ultimately determined to be correct, $473 million would have expired unused in 2013. Due to this uncertainty, we have not recognized the tax benefit related to this loss of $166.0 million. However, if this unrecognized tax benefit had been recognized, we would also have increased our valuation allowance by $34.0 million at December 31, 2014.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2014 and 2013 is as follows (dollars in millions):

	Years ended December 31,
	2014	2013

Balance at beginning of year	$226.7	$310.5
Increase based on tax positions taken in prior years	10.9	35.6
Decrease based on tax positions taken in prior years	—	(27.0)
Increase based on tax positions taken in the current year	—	47.6
Decrease in unrecognized tax benefits related to settlements with taxing authorities	(8.9)	(140.0)
Balance at end of year	$228.7	$226.7

As of December 31, 2014 and 2013, $155.4 million and $156.0 million, respectively, of our unrecognized tax benefits, if recognized, would affect the effective tax rate. The remaining balances relate to timing differences which, if recognized, would have no effect on the Company's tax expense. The Company recognizes interest related to unrecognized tax benefits as income tax expense in the consolidated statement of operations. Such amounts were not significant in each of the three years ended December 31, 2014. The liability for accrued interest was $2.4 million and $1.8 million at December 31, 2014 and 2013, respectively.

Tax years 2004 and 2008 through 2014 are open to examination by the IRS.  The Company's various state income tax returns are generally open for tax years 2011 through 2014 based on the individual state statutes of limitation. Generally, for tax years which generate NOLs, capital losses or tax credit carryforwards, the statute of limitations does not close until the expiration of the statute of limitations for the tax year in which such carryforwards are utilized.

In accordance with GAAP, we are precluded from recognizing the tax benefits of any tax windfall upon the exercise of a stock option or the vesting of restricted stock unless such deduction resulted in actual cash savings to the Company. Because of the Company's NOLs, no cash savings have occurred. NOL carryforwards of $30.9 million related to deductions for stock options and restricted stock will be reflected in additional paid-in capital if realized.